American Customer Satisfaction ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Airlines - 2.5%
Alaska Air Group, Inc.(a)	53,022	$2,142,089

Apparel - 4.7%
Levi Strauss & Co. - Class A	91,492	1,763,966
Skechers USA, Inc. - Class A(a)	32,416	2,240,594
		4,004,560

Auto Manufacturers - 2.6%
Tesla, Inc.(a)	11,402	2,256,228

Banks - 6.4%
JPMorgan Chase & Co.	17,745	3,589,104
Morgan Stanley	18,945	1,841,264
		5,430,368

Beverages - 3.8%
Keurig Dr Pepper, Inc.	97,600	3,259,840

Computers - 9.1%
Apple, Inc.	37,107	7,815,476

Diversified Financial Services - 2.1%
The Charles Schwab Corp.	24,368	1,795,678

Electric - 1.2%
Duke Energy Corp.	10,438	1,046,201

Gas - 1.2%
Atmos Energy Corp.	8,612	1,004,590

Healthcare - Services - 6.8%
Humana, Inc.	8,067	3,014,235
UnitedHealth Group, Inc.	5,542	2,822,319
		5,836,554

Household Products & Wares - 1.6%
The Clorox Co.	10,289	1,404,140

Insurance - 4.1%
American International Group, Inc.	33,815	2,510,425
Berkshire Hathaway, Inc. - Class B(a)	2,391	972,659
		3,483,084

Internet - 16.4%
Alphabet, Inc. - Class C	27,251	4,998,378
Amazon.com, Inc.(a)	22,667	4,380,398
Netflix, Inc.(a)	3,108	2,097,527
Pinterest, Inc. - Class A(a)	57,674	2,541,693
		14,017,996

Lodging - 2.3%
Hilton Worldwide Holdings, Inc.	8,882	1,938,052

Retail - 17.1%
American Eagle Outfitters, Inc.	76,741	1,531,750
Costco Wholesale Corp.	6,298	5,353,237
O'Reilly Automotive, Inc.(a)	1,682	1,776,293
Texas Roadhouse, Inc.	12,535	2,152,385
Tractor Supply Co.	7,446	2,010,420
Yum! Brands, Inc.	13,815	1,829,935
		14,654,020

Software - 5.0%
Microsoft Corp.	9,609	4,294,743

Telecommunications - 10.0%
AT&T, Inc.	113,495	2,168,890
Motorola Solutions, Inc.	5,967	2,303,560
T-Mobile US, Inc.	12,272	2,162,081
Verizon Communications, Inc.	46,939	1,935,764
		8,570,295

Transportation - 2.9%
FedEx Corp.	8,235	2,469,182
TOTAL COMMON STOCKS (Cost $71,073,417)		85,423,096

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.23%(b)	205,081	205,081
TOTAL SHORT-TERM INVESTMENTS (Cost $205,081)		205,081

TOTAL INVESTMENTS - 100.0% (Cost $71,278,498)		$85,628,177
Other Assets in Excess of Liabilities - 0.0%(c)		1,003
TOTAL NET ASSETS - 100.0%		$85,629,180

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of June 30, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Exposure at June 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

● Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

● Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2024:

American Customer Satisfaction ETF

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$85,423,096	$—	$—	$85,423,096
Money Market Funds	205,081	—	—	205,081
Total Investments	$85,628,177	$—	$—	$85,628,177

Refer to the Schedule of Investments for additional information.